UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

AdTheorent Holding Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40116	85-3978415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hudson Street 13th Floor
New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 804-1359

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADTH	The Nasdaq Stock Market
Warrants to purchase common stock	ADTHW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2023, AdTheorent Holding Company, Inc. (the “Company”) released its financial results for the quarter ended March 31, 2023. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by AdTheorent Holding Company, Inc., dated May 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Comments in this Current Report on Form 8-K and in the exhibit attached hereto contain certain forward-looking statements, which are based on management’s good faith expectations and beliefs concerning future developments. Actual results may differ materially from these expectations as a result of many factors. These factors include, but are not limited to, the risks and uncertainties described in the “Risk Factors” and “Cautionary Statement Regarding Forward Looking Statements” sections of the Company’s Annual Report on Form 10-K, as well as in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to update such forward-looking statements. All market and industry data are based on Company estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AdTheorent Holding Company, Inc.

Date:	May 9, 2023	By:	/s/ James Lawson
James Lawson Chief Executive Officer